Exhibit 99.2

THE ORIGINAL GORES HOLDINGS—HOSTESS TRANSACTION ANNOUNCEMENT July 2016 GORES HOLDINGS

PAGE 1 ® DISCLAIMER This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Hostess Holdings, L.P. (“Hostess”) or Gores Holdings, Inc. (“Gores”) or any of Hostess’ or Gores’ affiliates’ securities (as such term is defined under the U.S. Federal Securities Law). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination, as contemplated in the Master Transaction Agreement (collectively, the “Business Combination”), of Hostess and Gores and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have been changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance. Hostess and Gores assume no obligation to update the information in this Investor Presentation. Use of Projections This Investor Presentation contains financial forecasts with respect to Hostess’ estimated net revenues, gross profit, Adjusted EBITDA and Adjusted EBITDA Margin for Hostess’ fiscal years 2016 and 2017. Neither Gores’ independent auditors, nor the independent registered public accounting firm of Hostess, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results. In this Investor Presentation, certain of the above-mentioned estimated information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or Hostess or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Forward Looking Statements

This Investor Presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,”

“target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information.

Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, Hostess or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Master Transaction Agreement and the proposed business combination contemplated thereby; (2) the inability to complete the transactions contemplated by the Master Transaction Agreement due to the failure to obtain approval of the stockholders of Gores or other conditions to closing in the Master Transaction Agreement; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the Master Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Hostess as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that

Hostess may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of Gores, including those under “Risk Factors” therein, and other documents filed or to be filed with the

Securities and Exchange Commission (“SEC”) by Gores. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Gores and Hostess undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Industry and Market Data

In this Investor Presentation, Hostess relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Hostess has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess’ management’s best view as to information that is not publicly available.

Use of Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), Adjusted EBITDA Margin and Free Cash Flow. In this Investor Presentation, Adjusted EBITDA and Adjusted EBITDA Margin exclude certain add-backs. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total revenues. Free Cash Flow conversion is defined as Adjusted EBITDA minus capital expenditures divided by Adjusted EBITDA. You can find the reconciliation of these measures to the nearest comparable

GAAP measures elsewhere in this Investor Presentation. Except as otherwise noted, all references herein to full-year periods refer to Hostess’ fiscal year, which ends on December 31.

Hostess believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Hostess’ financial condition and results of operations. Hostess’ management uses these non-GAAP measures to compare Hostess’ performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Hostess’

board of directors.

Hostess believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures differently, and therefore Hostess’ Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Additional Information

In connection with the proposed Business Combination between Hostess and Gores, Gores intends to file with the SEC a preliminary proxy statement and will mail a definitive proxy statement and other relevant documentation to Gores stockholders. This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed Business Combination. Gores stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with Gores’ solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed Business

Combination because these materials will contain important information about Hostess, Gores and the proposed transactions. The definitive proxy statement will be mailed to Gores stockholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Gores Holdings, Inc., c/o The Gores Group LLC,

9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com).

This Investor Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination.

Participants in the Solicitation

Gores and its directors and officers may be deemed participants in the solicitation of proxies of Gores stockholders in connection with the proposed business combination. Gores stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Gores in Gores’ Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 16, 2016. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores stockholders in connection with the proposed transaction will be set forth in the proxy statement for the transaction when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that Gores intends to file with the SEC.

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2

®

Hostess Gores Holdings

“ Executive Chairman of Hostess

“ Founder and Executive Chairman of

Metropoulos & Co.

“ More than 30 years of successful

experience revamping iconic brands

throughout the consumer space

“ Strong track record of growing

revenues, reducing costs and

enhancing capital efficiency of

portfolio companies

“ President and CEO of Hostess

“ Former CEO and President of

AdvancePierre Foods and former

President of Pinnacle Foods

“ More than 30 years of executive

experience in the food and

consumer sector

“ Proven track record for brand

growth, strategic planning and

operations

PRESENTERS

Dean Metropoulos

Executive Chairman

Bill Toler

President & CEO

“ Chairman of Gores Holdings

“ Founder, Chairman and Chief

Executive Officer of The Gores Group

“ More than 35 years of experience as

an entrepreneur, operator and

private equity investor

“ Has invested in more than 100

portfolio companies through varying

macroeconomic environments

“ Chief Executive Officer of Gores

Holdings

“ Member of The Gores Group’s

investment committee and

responsible for Gores’ worldwide

operations team

“ Key participant in numerous Gores’

turnaround, value-oriented

investments over his tenure

“ Served on the Board of many

portfolio companies of The Gores

Group

Alec Gores

Sponsor / Director

Mark Stone

Sponsor / Director

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3

®

“ Gores Holdings, Inc. is sponsored by an affiliate of The Gores

Group, a global private equity firm with 28-year track record of operational investing

“ Since 1987, Gores has acquired and operated 110 companies

“ Management team has over 80 years of combined operational,

financial, investment and transactional experience

“ Representative investing experience:

“ Leading global alternative investment manager in private equity,

credit and real estate with over $170bn in assets under

management

“ Opportunistic, value-oriented investment approach across market cycles and capital structures

“ Representative consumer expertise:

The Gores Group / Gores Holdings, Inc. Apollo Global Management

Dean Metropoulos: Storied Investor with a History of Turnaround Success

“ Thought leader and brand revival specialist with deep investing, restructuring and operating experience

“ History of value creation, with over 30 years of partnerships with a number of the major private equity firms to successfully rebuild some of the most well known brands in the consumer space, including:

LONG-TERM SPONSORSHIP FROM PREMIER

INVESTORS

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4

®

HOSTESS—THE OPPORTUNITY

1. Snacking Trends

Create Tailwinds For

Growth

2. Iconic Brands With

Nearly

100-year History

3. Strong Market Share

Momentum Since

Brand Relaunch

4. Clean Asset Base,

Free of Legacy

Liabilities

5. Attractive Margin

Profile Relative

to Peers

6. Experienced and

Tenured Management

Team Driving Growth

®

Hostess is a $1bn brand at Retail with upside potential

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5

®

® I. BUSINESS OVERVIEW

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6

®

KEY INVESTMENT THEMES

“ Hostess business transformed through competitively advantaged Direct to Warehouse (“DTW”) model enabled by Extended Shelf Life (“ESL”) technology

“ Aggressive capital investment drove optimization of manufacturing, distribution and implementation of highly analytical IT systems

“ Strong customer support—Hostess brand driving Sweet Baked Goods (“SBG”) category growth while providing retailers both the premium brand consumers want and the penny profit potential

“ The growth potential of this platform is strong and expanding

Innovation and Brand extensions—Flavors, Forms, Packaging, Bread, Premium, Better For You

ESL platform extensions

In-Store Bakery, Foodservice, Frozen Retail and International opportunities largely untapped

Recent acquisition of Superior Cake Products (“Superior”) to accelerate development in ISB

“ Best-in-class financial metrics

Growth—Sustaining strong top-line growth

Adj. EBITDA margins—Industry leading ~30%

85%+ Adj. EBITDA to FCF conversion1 by 2017

Clean balance sheet—No legacy issues

Hostess is a $1bn brand at Retail with

upside potential

1	Defined as (Adj. EBITDA—Capex) / Adj. EBITDA. Capex includes maintenance capex and expansion capex.

COMPELLING GROWTH STORY

Powerful Hostess brand +	Aggressive capital investment +	Competitively advantaged business model =	Compelling growth story
▪ Nearly 100-year history ▪ 90%[1] brand awareness ▪ Premium positioning in growing $6.8 billion SBG category[2] ▪ 16.3%[3] market share today ▪ 23.6%[3] market share in Single Serve ▪ 36.4%[3] market share in Bagged Donuts	▪ $130 million of capital invested in operations and systems ▪ Focused production in 3 core bakeries ▪ 2 state-of-the-art Autobake lines ▪ Fully integrated ERP IT systems ▪ Frozen capability	▪ DTW model ▪ Expanded distribution reach ▪ Extended shelf life to 65 days ▪ Enhanced in-store merchandizing capabilities ▪ Streamlined employee base ▪ Renewed focus on product innovation ▪ Compelling retailer economics ▪ Close partnerships with third party distributors	✓ Sustainable revenue growth opportunity ✓ Driving category – ~71% of growth last 52 weeks[4] ✓ "Early innings" of driving category innovation ✓ Market share recapture ✓ Additional distribution gains (stores and SKUs) ✓ In-Store Bakery, Foodservice and Frozen Retail opportunities being developed ✓ Potential for further M&A growth ✓ International expansion

Notes: Hostess data does not include Superior.
1 Harmon Atchison study (2014).
2 Nielsen U.S. total universe, 52 week data as of 5/21/2016.
3 Nielsen U.S. total universe, 4 week data as of 5/21/2016.
4 Nielsen U.S. total universe, 52 weeks ending 5/23/2015 and 5/21/2016.

PAGE 7

GORES HOLDINGS Hostess

BRAND STRENGTH DRIVING GROWTH AND CATEGORY

Special emotional relationship with consumers

U.S. consumers share a special emotional relationship with the 96 year old Hostess, a brand that defines the rapidly growing "Indulgent Snacking" trend


96
year
history


90%+
Brand
awareness


I SAVED
THE
TWINKIE

Premium price point[1]

Hostess products sell at a premium to the competition and the gap continues to widen


($ / lb.)
82% premium
$2.68
$3.10
$4.41
$4.47
$4.88
SBG Avg. $3.65
Private label
Entenmann's
TASTYKAKE
Hostess

Leading category growth

Hostess has contributed over 70% of the SBG category's growth during recent 52 weeks


Category growth
Hostess hiatus[2]
Category growth[3] since relaunch
8%
(8%)


Hostess contribution to category growth[4]
Hostess
All other
71%
29%
Recent 52 weeks

Strong growth momentum[5]

Despite two years of rapid gains, Hostess still has room to grow


17%
20%
31% (OldCo)
21%
FY14
FY15
LTM
Small format
(C-store, Drug and Dollar channels)
11%
12%
18% (OldCo)
12%
FY14
FY15
LTM
Large format
(Food and Walmart channels)

Notes: Hostess data does not include Superior.
1. Nielsen U.S. total universe, 52 weeks ending 5/21/16.
2. Nielsen U.S. total universe, 12 weeks ending 7/12/13.
3. Nielsen U.S. total universe, since Hostess relaunch (July 2013).
4. Nielsen U.S. 52 weeks ending 5/23/15 and 5/21/16.
5. Hostess market share by channel. Nielsen U.S. 52 weeks ending 10/27/2012, 12/27/14, 12/26/15, and 5/21/16. Market share based on retail sales dollars.

PAGE 8
GORES HOLDINGS Hostess

CLEAN ASSET BASE, FREE OF LEGACY LIABILITIES

- Acquired strategic assets that were free and clear from substantially all preexisting liabilities, contracts, deferred tax and other "legacy" issues
- Apollo and Metropoulos & Co. have invested over $130 million in baking facility upgrades, operational efficiencies, and production footprint optimization

	OldCo[1]	Hostess today (excluding Superior)
Financial	▪ Annual sales of approximately $1.0 billion[2] ▪ Negative EBITDA margins	▪ 2015A sales $621 million ▪ ~29% 2015A Adj. EBITDA margin
Bakeries	▪ 11 dedicated bakeries ▪ 54% capacity utilization ▪ $9.38 cost per case[3]	▪ 3 bakeries ▪ ~80% capacity utilization ▪ $7.76 cost per case[3] ▪ Fully integrated ERP
Products	▪ 150 products ▪ 26-day average shelf life	▪ 90 products – simplified operation ▪ 65-day average shelf life
Transportation & Distribution	▪ Direct-to-Store-Distribution ▪ 5,500+ employee-driven routes; ▪ Transportation & Distribution ("T&D") cost[4] = 34% of sales ▪ Reach limited by contracts	▪ Direct-to-Warehouse distribution ▪ Third party distribution in partnership with key providers ▪ T&D cost[4] of ~16% of sales ▪ No contractual limit on reach ▪ Full SAP capability
Workforce	▪ Approximately 8,000 employees ▪ Approximately 75% represented by unions	▪ ~1,170 employees (Jan 2016) ▪ No material labor issues
Company stores	▪ 600 company outlet (thrift) stores to deal with swell from retailers (~$100mm of swell in OldCo)	▪ No outlet (thrift) stores ▪ Significantly reduced swell and now dealt through financial swell allowance ($14.9mm in 2015) lowering logistics costs

1 Estimated from data obtained through the acquisition of OldCo assets.
2 2012A net sales for Hostess snack business.
3 Cost per case before customer transportation costs (i.e. freight); normalization for increase in cost of egg-based ingredients due to major avian influenza outbreak from June 2015 to December 2015. Cost of eggs has since normalized.
4 Based on Company data. T&D cost include freight, brokerage, bracket & pickup allowance, distribution centers and STO costs. Net sales may not be directly comparable due to differences in pricing structure and levels at Hostess vs. OldCo.

PAGE 9

GORES HOLDINGS Hostess

ASSET-LIGHT LOGISTICS APPROACH

Shorewood warehouse is leased by Hostess but operated by 3PL; all other distribution assets are fully 3rd party

Transportation:

- **100% of all transportation occurs with common carriers and/or brokers. Hostess does not utilize any "owned" transportation assets.**
- **Hostess partners with LeanLogistics (3rd Party). Services provided to Hostess:**
  - Completion of RFP's (Request for Proposals) and other bids at request of Hostess.
  - Training for carriers
  - Reporting—both quality and financial metrics
  - Route scheduling and optimization via Lean TMS (Transportation Management System)
  - Freight bill auditing
  - Supply chain modeling exercises as needed/requested
  - Hostess owns relationship with carrier as well as financial payment for services provided. Hostess approves all rates with all carriers.

Warehousing:

- **Our two distribution centers (Shorewood, IL—Fresh, and Carthage, MO-Frozen) are operated by 3rd party partners.**
  - **Shorewood:**
    - XPO Logistics employees perform warehousing and kitting services.
    - Hostess Brands controls the lease of the facility.
  - **Carthage:**
    - Americold employees perform the warehousing services.
    - Americold owns the facility.

PAGE 10

GORES HOLDINGS Hostess

SINCE THE RELAUNCH, HOSTESS HAS…

Extended the average shelf life of products…



65 days
26 days
OldCo
Hostess today

…while preserving product quality[1]



Not quite / not nearly as good 9%
A little better 10%
Much better 13%
About the same 68%

Transformed to Direct-to-Warehouse ("DTW") system[2]



~34%
~16%
OldCo
2015A

Transportation and distribution costs as a percent of net revenue

Consistently increased net revenues



$119 million increase in Hostess standalone revenue
$502
+11%
$555
+12%
$621
LTM Q2'14
First 4 quarters after relaunch
2014A
2015A

Over 90% of respondents felt 65 day Hostess products were as good or better[1]

Note: Hostess data does not include Superior.
1 Harman Atchinson Research (December 2014).
2 Based on company data. T&D cost include freight, brokerage, bracket & pickup allowance, distribution centers and STO costs. Net sales may not be directly comparable due to differences in pricing structure and levels at Hostess vs. OldCo.

PAGE 11

GORES HOLDINGS Hostess

THE SNACKING CATEGORY EXHIBITS STRONG FUNDAMENTAL TRENDS

Snacking is a growth category

Snacking growth outpacing packaged foods – snacks replacing meals

'09 - '14 CAGR

Packaged Food	Snacking
2.0%	3.6%

Prevalence across day parts

Expandable consumption

26%

Expected growth rate of breakfast foods between 2012 and 2017

Taste and enjoyment rule

91% of consumers want snacks with taste they enjoy

Growing preference for bakery snacks

Sales CAGR for shelf stable cakes, pies, cupcakes & brownies

2009 - 2014	*2014 - 2019E*
5.9%	6.6%

Source: Nielsen, Euromonitor, Mintel, Technomic U.S. Foodservice Industry Forecast, IRI / Snaxpo.

PAGE 12

GORES HOLDINGS Hostess

HOSTESS HAS PRODUCTS THAT ADDRESS THE ENTIRE SWEET BAKED GOODS CATEGORY

Sweet Baked Goods – $6.8 billion of retail sales in 2015, 8% increase since relaunch


Representative Hostess products
Snack Cakes $1,700MM
Twinkies®, Zingers®, CupCakes, Ding Dongs®, Ho Hos®
Donuts $1,525MM
Donettes
Pies, Bars & Other $500MM
Fruit Pie
Danish, Honey Buns, Sweet Rolls
Breakfast pastries, Danish $1,380MM
$800MM SBG Cookies
Mini and Jumbo Muffins
$375MM Blondies, Brownies,
$490MM Muffins
Sub-category where Hostess does not currently participate
Hostess Brownies
New!
M&M's and Milky Way are registered trademarks of Mars, Incorporated
Hostess recently entered Brownies subcategory with April launch of its M&M's and Milky Way Brownies

Source: Nielsen U.S. total universe, 52 weeks ending 10/31/15
Note: Sweet Baked Goods category includes items determined to be 'Commercial Sweet Baked Goods' (items wrapped for individual sale); All Fresh Bakery products are excluded from the scope; Sunbelt Granola Bars are the only Granola Bars included – because they are a part of McKee's total SBG business and targeted for sale with SBG items. Only SBG Cookies or non-traditional aisle-cookies are included (e.g., Nutty Fudge Bars, Oatmeal Cream Sandwiches, Whoopie Pies).

PAGE 13
GORES HOLDINGS Hostess

PAGE

®

HOSTESS BRAND IS DRIVING SBG CATEGORY GROWTH

Hostess $ share of SBG category1 Hostess $ share of SBG category by channel2

C-store

~6% share

gain

~6% gap

to OldCo

10%

16%

22%

2H13 Current OldCo

Dollar

Drug Walmart

Grocery

Bon Appetit

PL

Other

Other

PL

Other

PL

Other

Other

PL

22%

21%

18%

10%

5%

4%

20%

54%

18%

14%

14%

40%

16%

9%

8%

4%

4%

18%

49%

11%

10%

7%

6%

16%

29%

22%

10%

7%

5%

2%

25%

Notes: Hostess data does not include Superior.

1 Nielsen U.S. total universe, 24 weeks ending 12/28/13, 5/21/16, and 10/6/12. Market share based on Retail Sales Dollars.

2	Nielsen U.S. total universe, 12 weeks ending 5/21/16. Market share based on Retail Sales Dollars.

PAGE

®

® II. PROJECTIONS AND GROWTH OVERVIEW

PAGE

®

27.0%

29.4%

31.3%

30.8%

2014A 2015A 2016E 2017E

$555

$621

$684

$738

$27

$33

$39

$42

$582

$654

$722

$781

2014A 2015A 2016E 2017E

SIGNIFICANT GROWTH SINCE RE-LAUNCH WITH

MEANINGFUL UPSIDE POTENTIAL

Adj. EBITDA1 Adj. EBITDA margin (Hostess)

Net Revenue Gross Profit

($ in millions) ($ in millions)

($ in millions) ~380 bps improvement

Total Margin

(PF Superior)

$199 million increase

26.1% 28.5% 30.5% 30.2%

Note: Hostess projections represent the stand alone business and do not include the impact of purchase accounting or other impacts from the consummation of this transaction. Superior

Cake Products, Inc. figures are unaudited based upon actual/estimated results and do not contain any adjustments as a result of applying purchase accounting. Some figures may not add up exactly due to rounding.

1 Adjusted EBITDA is a non-GAAP measure. Please see p30 for a reconciliation of Net Income to Adjusted EBITDA for Hostess.

+12%

+11%

+8%

Hostess Superior

Gross Profit

Margin 41.0% 41.6% 43.8% 43.4%

$234

$265

$306 $326

$5

$7

$11

$13

$239

$272

$317

$339

2014A 2015A 2016E 2017E

$150

$182

$214 $227

$2

$4

$7

$8

$152

$186

$220

$235

2014A 2015A 2016E 2017E

SUSTAINABILITY OF MARGINS

Driver	Commentary
Pricing	▪ No material change in retail pricing model relative to legacy business ▪ Hostess is the leading brand in the premium segment ▪ As a category leader, retailers are supportive of our price structure since it generates a higher penny profit and profit margin for them relative to other brands
Manufacturing	▪ $130 million invested to create state-of-the-art manufacturing capabilities ▪ Cost per case continues to decline from $8.43 in 2013 to $7.76 for the full year 2015A (excluding egg impact)[1] – ~$25m of annual manufacturing costs are fixed overhead that can be leveraged – Less than 80% capacity utilization today – Significant automation opportunities available ▪ Additional upside potential from adding Autobake lines
SG&A and Distribution	▪ SG&A functions fully built out with no legacy costs, pension obligations, etc. ▪ ~40% of SG&A is fixed (e.g., corporate) that can scale with incremental sales ▪ Remaining SG&A is variable

Strong margin profile driven by: (i) the health of the SBG category combined with (ii) Hostess' leading brand position in the premium segment and (iii) a highly efficient operating model that could only be implemented through the unique circumstances around the relaunch

1 Normalization for increase in cost of egg-based ingredients due to major avian influenza outbreak from June 2015 to December 2015. Cost of eggs has since normalized.

PAGE 17

GORES HOLDINGS Hostess

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LOW MAINTENANCE CAPEX WITH OPPORTUNITIES TO

DRIVE PRODUCTIVITY ABOVE PLAN

Actual and estimated Capex ($ in millions)

Startup Capex2: one-time relaunch New Capacity Capex New Product Support expenditures

1	Excludes capex for the acquisition of Superior.

2 Startup capex in the Stub year and 2014A includes one-time relaunch expenditures (i.e., equipment setup, Emporia warehouse improvements, pie line relocation and start-up support).

Productivity and

capability

investment

opportunities

As Hostess moves focus from Startup to Best-In-Class Operator, there are a substantial number of automation and efficiency projects with payback periods under 2 years

Productivity Investments IT

$22

$19

$6

$24

$13

$24

$19

$3

$3

$7

$8

$7

$9

$2

$3

$3

$3

$6

$5

$3

$3

$3

$3

$3

$41

$57

$26

$45

$31

2013A 2014A 2015A 2016P 2017P

Maintenance Capex

1

OPPORTUNITIES FOR THE FUTURE

Great Foundation ↔ **Culture of Growth** ↔ **Innovation**

Existing platforms	▪ **New products** – Mars Brownie Platform, Cake Balls, Whole Grain Muffins, Suzy Qs, Deep Fried Twinkies ▪ **Whitespace** – Dollar stores and increased penetration at independent C-stores ▪ **SKU development** – exclusives including "Key Lime Slime" Ghostbusters tie-in and White Fudge Marshmallow Twinkie ▪ **Seasonal / LTO's** – Christmas, Valentine's Day, Easter, Halloween
New platforms	▪ **In-store Bakery** – Launch tray pack muffins, cupcakes, mini brownies and loaves into channel via Frozen, then develop full In-store Bakery offering ▪ **Foodservice** – New GM in place; launch line of bulk pack Foodservice items including Deep Fried Twinkies, Donettes and Mini Muffins ▪ **Club** – New GM in place; capture a minimum of one permanent item in each store of the 3 major Club retailers, leverages launch of Mini Muffins and Brownie club packs in 2016
Acquisitions	▪ Acquisition of Superior Cake Products, Inc., a premium in-store bakery brand – The Company's first acquisition since Hostess brands re-launch – Hostess to leverage Superior to penetrate the in-store bakery category ▪ Rich pipeline

Notes: Mars is a registered trademark of Mars, Incorporated. Ghostbusters is a registered trademark of Columbia Pictures Industries, Inc.

PAGE 19

GORES HOLDINGS Hostess

BROAD CHANNEL DEVELOPMENT

Sales team objective is to develop Hostess in all channels that sell confections

Channel		% FY15A net sales	ACV %	Key retailers	Key initiatives
C-Store & Drug[1]		33%	77% C 71% D	7-Eleven, Speedway, Casey's General Store, Walgreens, Rite Aid	• Hostess Partner Program • Bread Launch • Shipper Displays & Coffee Bundles
Grocery		33%	92%	Kroger, Safeway, Target, Meijer, Publix	• Expansion of Multipack Distribution • Development of Seasons • Permanent Single Serve End Caps
Mass (i.e., Walmart)		21%	100%	Walmart	• PDQ Rotational Program • Single Serve End Caps & Displays • Development of Seasons
Dollar (i.e., Dollar General)		6%	99%	Dollar General, Family Dollar[1], Dollar Tree	• New Single Serve Rack • Seasonal Shippers • Development of Family Dollar and Dollar Tree
Club		2%	71%	Sam's Club, Costco Wholesale, BJ's Wholesale Club	• Back-To-School Programing • Mandatory End Caps • Expand Donettes, Muffins, Brownies
Other		6%	n.a.	OXXO, Sysco, Tesco, Vistar	• Oxxo development • Continued Development of UK • Sysco partnership • Branded Foodservice Desserts
Total		100%	n.a.		

Source: Nielsen U.S. 12 weeks ended 1/23/2016.

1 C-Store and Drug channel currently also includes Family Dollar.

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® III. PRODUCT PIPELINE OVERVIEW

2015 NEW PRODUCT LAUNCHES

Familiar Favorites

Honeybun	Chocodile	Chocolate Crème Pie


Hostess
Honey Buns


Hostess
Twinkies


Hostess
Chocolate Pie

Targeted launches to round out historic products lines and/or pack types

Breakfast Classics

Glazed Donettes	Jumbo Muffin / Danish


Hostess
donettes
GLAZED


Danish Line
Jumbo Muffins

<u>Line extensions</u>
Launched in late 2014 to extend Bagged Donettes lineup

<u>Adjacency</u>
Launched in January 2015 to fill an under-served gap in portfolio

Modern Flavors

Red Velvet	Birthday Cake	Sea Salt Caramel


Hostess
Red Velvet
CupCakes


Hostess
mini cakes


Hostess
Zingers
Hostess
CupCakes

<u>New flavor</u>
Transitioned to permanent item per Walmart success

<u>Line extension</u>
Fastest moving mini muffin flavor at Target

<u>Premium LTO</u>
Precedent for premium flavor innovation

ESL Bread

White & Wheat	Hams & Hots


Hostess
WHITE
Hostess
WHEAT
HOT DOG

<u>New category</u>
$ / Store / Week at Walgreens already greater than cake business

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GORES HOLDINGS Hostess

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2016 NEW PRODUCT LAUNCHES

The Return of Suzy Q Brownie Innovation

Premium Seasonal

New & Improved Mini

Muffins

Twinkies Innovation

Notes: M&M’s and Milky Way are registered trademarks of Mars, Incorporated. Ghostbusters is a registered trademark of Columbia Pictures Industries, Inc.

ESL BREAD IS A BIG OPPORTUNITY

Why Hostess is excited about ESL Bread

ESL Bread Advantage

- ✓ Proprietary ESL bread formula is an advanced blended enzyme solution developed for DTW
- ✓ Technology enables 45 day shelf life guarantee to our customers, matching snack cakes

Size of category

Annual retail sales[1] ($ millions)


$240
$53
$14
$43
Drug
C-store
Bread
Buns

Distributor Value

- ✓ Eliminates expensive freezer space
- ✓ Allows distributors to compete with DSD
- ✓ Solution for 100% of a retailers store base
- ✓ Better service & reduced out-of-stocks
- ✓ High mark up / fast turns drives profitability

Retailer Value

- ✓ 1 bread program for all stores
- ✓ Manage only 1 vendor, brand and cost structure
- ✓ Reduced swell rates
- ✓ Increased sales with reduced out-of-stocks
- ✓ Strong brand name
- ✓ Reduced labor (versus Frozen slack out / dating)

Hostess is the #1 branded bread in small format channels (C-store & drug)

Recent customer successes

Convenience channel launch – June 2016[2]

Customer	Stores	Distributor
Pilot Flying J	342	McLane
Casey's General Store	1,797	Direct
Rite Aid	3,553	Core-Mark
Speedway	800	Eby-Brown
EZ Mart	50	GSC

Walgreens

First to market program with Walgreens – launched May 9, 2015

Bread doubling Hostess business at Walgreens; expansion of bagged donuts


Hostess
WHITE
HOT DOG
WHEAT
donettes

National warehouse solution for major retailers (even seasonally)

1 Nielsen U.S. total universe, 52 weeks ending 5/28/16.
2 Company data.

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® IV. TRANSACTION SUMMARY AND TIMELINE

ILLUSTRATIVE TRANSACTION TERMS

- Pro-forma enterprise value of $2,292 million (10.4x 2016E Adj. EBITDA)
- Pro-forma net debt / 2016E Adj. EBITDA of 4.5x[1]
- Existing Hostess shareholders to be paid $522 million cash consideration[2] and issued 46.6 million roll-over shares in Hostess at close
- C. Dean Metropoulos (CDM) will serve as Executive Chairman and will continue to have over $300 million invested in the company
- Additional PIPE investors committed to participate via $350 million private placement (includes $50mm of additional roll-over contribution from C. Dean Metropoulos)
- Completion of transaction is expected in Q3 2016

Pro-forma valuation

($ in millions, except per share values)

		Pro-forma for transaction close
Gores illustrative share price		$10.00
Pro-forma shares outstanding (millions)[3]		130.0
Total equity value		$1,300.4
Pro-forma net debt		$991.8
Pro-forma enterprise value		$2,292.2
Pro-forma enterprise value / Adj. EBITDA		
2016E Adj. EBITDA	$220.4	10.4x
2017E Adj. EBITDA	$235.5	9.7x
Net debt / 2016E Adj. EBITDA		4.5x[1]

Sources & uses

($ in millions)

Sources	
Gores Holdings cash[4]	$375
Additional PIPE investors (excluding $50mm additional roll-over contribution from CDM)	$300
CDM additional roll-over contribution	$50
Total sources	$725

Uses	
Cash consideration[2]	$522
Cash to de-lever	$173
Gores Holdings transaction costs	$30
Total uses	$725

Illustrative post-transaction ownership breakdown[5]



C. Dean Metropoulos 25%
SPAC shareholders 29%
Additional PIPE investors (excl. CDM and Gores) 21%
Gores 8%
Apollo 17%

1 Expected net debt at close of $1,165mm, de-levered by $173mm to net debt of $992mm (including $7.5mm of cash remaining on balance sheet).
2 Cash consideration is prior to $50mm additional roll-over contribution by CDM and before transaction costs incurred by Hostess.
3 Pro-forma share count includes 37.5mm Gores Holdings public shares, 5.3mm Gores Holdings Founder shares, 46.6mm rollover shares issued to sellers, 32.7mm shares issued to additional PIPE investors (including 5.4mm to Gores), and 7.9mm shares issued to CDM (including his additional roll-over contribution). Furthermore, the company has committed to cancel 4.1mm Founder shares (with the potential to cancel up to an additional 0.5mm of Founder shares, subject to certain conditions).
4 Assumes all SPAC proceeds will participate in the deal or parties not wishing to participate will be replaced with other public investors rather than redeemed.
5 Reflects pro forma ownership post cancellation of 4.1mm Founder shares. Assumes a nominal share price of $10.00.

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GORES HOLDINGS Hostess

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9.7x

15.7x

13.1x

11.8x 11.6x

9.7x

17.9x

16.0x

13.5x

12.6x 12.3x

11.3x

10.4x

Median = 14.4x Median = 11.6x Med ian = 12.6x

VALUATION BENCHMARKING TO PEERS

High growth food & beverage Snacking & baking Mid-cap food

Pro-forma firm value / 2016E Adj. EBITDA1

Pro-forma firm value / 2017E Adj. EBITDA2

Gores’ acquisition of Hostess will occur at a meaningful discount to peers’ TEV/ EBITDA trading levels.

High growth food & beverage Snacking & baking Mid-cap food

3

Source: Company and public filings; WallStreet Research; FactSet.

Notes: Estimates as of July 1, 2016.

1	Hostess represents transaction pro-forma firm value of $2,292mm divided by 2016E Adj. EBITDA of $220mm.
2	Hostess represents transaction pro-forma firm value of $2,292mm divided by 2017E Adj. EBITDA of $236mm.
3	Represents FY2017E for LANC given lack of 2018E to complete calendarization.

10.4x

17.8x

14.2x 14.3x 14.1x

10.1x

19.1x

16.3x

14.1x

13.1x 13.1x 12.8x

10.7x

Median = 16.0x Median = 14.1x M e d ian = 13.1x

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ATTRACTIVE MARGIN PROFILE RELATIVE TO PEERS

2016E Adj. EBITDA Margins

2016E FCF Conversion1

Hostess’ competitively advantaged business model contributes to its best-in-class margins

High growth food & beverage Snacking & baking Mid-cap food

High growth food & beverage Snacking & baking Mid-cap food

3	2

Source: Company and public filings; WallStreet Research; FactSet.

Notes: Estimates as of July 1, 2016.

1	FCF conversion defined as (Adj. EBITDA-Capex) / Adj. EBITDA.

2 Represents 2017E Hostess FCF Conversion; Adj. EBITDA—$235.5m, Capex—$31.1m ; Hostess 2016E FCF Conversion of 77.5% ($4mm carry over expansion capex from 2015)

given uptick in Expansion capex.

3	Given lack of estimates, assumes CY2017E capex is same % of sales as CY2016E.

30.5%

13.6% 13.6%

37.9%

13.1% 12.1%

22.5% 22.4%

20.3%

17.7% 17.6% 16.9%

10.3%

Median = 13.6% Median = 13.1% Med ian = 17.7%

86.8% 84.8%

45.7%

99.5%

79.4%

75.3%

92.8% 90.5% 87.0% 84.6% 80.5% 78.6%

69.0%

Median = 65.3 % Median = 79.4% Me d ian = 84.6%

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ANTICIPATED TRANSACTION TIMELINE

Date Event

Early July oBusiness combination agreement executed

oTransaction announced

July oPreliminary proxy materials filed with SEC

August oSet record date for shareholder vote

Early September oMail final proxy materials to shareholders

Late September oHold shareholder vote and close transaction

Notes: Estimated timeline based on current information and subject to change.

HOSTESS NON-GAAP RECONCILIATION (UNAUDITED)

(in millions)	Twelve Months (Estimated) Ending 31-Dec-17	Twelve Months (Estimated) Ending 31-Dec-16	Twelve Months Ended 31-Dec-15	Twelve Months Ended 31-Dec-14
Net income (loss)	$101.8	$74.9	$88.8	$81.5
Plus non-GAAP adjustments:				
Interest expense, net	50.1	59.6	50.0	37.4
Loss on debt extinguishment[1]	-	-	25.9	-
Depreciation and amortization	15.3	11.5	9.8	7.1
Related party expenses	-	2.5	4.3	4.5
Unit-based compensation	0.2	0.3	1.4	0.4
Bakery shutdown expenses[2]	-	0.2	1.2	4.3
Other (income) expense[3]	-	9.9	(8.7)	0.6
Impairment of property and equipment	-	7.3	2.7	13.2
Loss on sale/abandonment of property and equipment	-	-	3.0	0.8
Special employee incentive compensation[4]	-	-	3.9	-
Distributions for Cash taxes and tax sharing	60.1	47.4	-	-
Adjusted EBITDA	**$227.5**	**$213.8**	**$182.2**	**$149.8**

Notes: Hostess projections represent the stand alone business and do not include the impact of purchase accounting or other impacts from the consummation of this transaction.

1 The Company recorded a loss on extinguishment related to our original Term Loan of $25.9 million, which consisted of prepayment penalties of $9.9 million and write-off of deferred financing costs of $16.0 million, during the third quarter of 2015.

2 During the years ended December 31, 2015 and December 31, 2014, the Company incurred expenses associated with the closure and relocation of assets of $1.2 million and $1.4 million, respectively. Also, during the year ended December 31, 2014, the Company incurred expenses associated with employee severance and Worker Adjustment and Retraining Notification (WARN) ACT payments of $2.9 million.

3 2016 estimate includes $7.7 million of exceptional one-time items, $2.1mm of fees for professional services and $0.1 million of other expenses. During the year ended December 31, 2015, other income consisted of $12.0 million of proceeds from the sale of foreign trademark rights and perpetual irrevocable licenses to certain "know how" in certain countries in the Middle East, partially offset by $3.3 million for professional service fees related to our pursuit of a potential sale of the Company. During the year ended December 31, 2014, other expense was $0.6 million.

4 For the year ended December 31, 2015, a one-time special bonus payment of $2.6 million and $1.3 million was paid to employees at our bakery facilities and corporate employees, respectively, as compensation for their efforts in the successful recapitalization of the Company and was recorded on a separate line in the Consolidated Income Statement as a deduction from gross profit.

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GLOSSARY

Term Definition

3PL Third-party logistics

ACV All-commodity volume (%)

C-store Convenience store

DSD Direct-to-store delivery

DTW Direct-to-warehouse

ERP Enterprise resource planning

ESL Extended shelf life

ISB In-store bakery

KPI Key performance indicator

PDQ Pre-assembled display pallets

SBG Sweet baked goods

SKU Stock keeping unit

STO Ship to order

T&D Transportation & distribution

TMS Transportation management system